UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2008

TOT Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51108	20-01715816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

201 S. Biscayne Blvd., Suite 2868 Miami, Florida		33131
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	305.913.1622

______________________________________________
Former name or former address, if changed since last report

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Curtis Wolfe

Mr. Wolfe resigned his positions as Executive Vice President, General Counsel and Secretary of Tot Energy (the “Company”) effective as of October 15, 2008. Mr. Wolfe will continue in his capacity as a member of the Board of Directors of the Company.

There are no plans, contracts or arrangements or any grants or awards to which Mr. Wolfe or the Company is a party that would be triggered as a result of Mr. Wolfe’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOT Energy, Inc.

October16, 2008	By:	/s/ Jonathan New

Name: Jonathan New
Title: Chief Financial Officer